UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 6, 2011

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

Acquisition Financing

To fund our acquisition of PacketExchange (Ireland) Limited, as described in Item 2.01 below, we arranged financing with our existing lender, Silicon Valley Bank, a California corporation (the “Bank”), in the form of a modification to our existing loan and security agreement with the Bank that expands the amount of borrowing under our term loan facility.  In addition, we entered into a note purchase agreement with BIA Digital Partners SBIC II LP, a Delaware limited partnership (the “Purchaser”).

Joinder and First Loan Modification to Senior Credit Facility

On June 6, 2011, immediately following the PacketExchange acquisition, Global Telecom & Technology, Inc., a Delaware corporation (the “Company”), and its subsidiaries Global Telecom & Technology Americas, Inc., a Virginia corporation (“GTTA”), GTT-EMEA, Ltd., a private limited liability company incorporated and registered in England and Wales (“EMEA”), WBS Connect LLC, a Colorado limited liability company (“WBS”, and together with the Company, GTTA and EMEA, collectively, the “Existing Borrower”), PacketExchange (Ireland) Limited, a company incorporated and existing under the laws of Ireland (“PEIRL”), PacketExchange (Europe) Limited, a private limited company incorporated and registered in England an Wales (“PELTD”), PacketExchange (USA), Inc., a Delaware corporation (“PEUSA”), PacketExchange, Inc., a Delaware corporation (“PEINC”, and together with PEIRL, PELTD and PEUSA, collectively, the “New Borrower”) (the New Borrower and the Existing Borrower together are the “Borrower”) entered into a Joinder and First Loan Modification Agreement (the “Modification Agreement”) with the Bank, which amends that certain Loan and Security Agreement (the “Loan Agreement”), dated September 30, 2010, by and among the Bank and the Existing Borrower.

The Modification Agreement increases the amount of the term loan facility from $10 million to $15 million (the “Term Loan”), while the revolving line of credit facility in the aggregate principal amount of up to $5 million (the “Line of Credit”) remains unchanged. The Modification Agreement contains customary representations, warranties and covenants of the Borrower and customary and events of default. In connection with negotiating the terms of the Modification Agreement, it was noted that the Company would benefit by separating the financing provided under the Loan Agreement into separate U.S. and non-U.S. financings. Accordingly, the Company and the Bank have agreed to restructure the terms of the Loan Agreement by June 29, 2011 to implement this separation. The obligations of the Borrower under the Modification Agreement are secured by substantially all of Borrower’s tangible and intangible assets pursuant to the Loan Agreement (except in the case of EMEA, PEIRL and PELTD, pursuant to the SVB Debentures (discussed in more detail below)).

The availability under the Line of Credit is calculated during any month as a percentage of eligible accounts and is subject to certain conditions, including the continued accuracy of the Borrower’s representations, warranties and compliance with covenants.

The Term Loan matures on June 1, 2016. The Borrower shall repay the Term Loan in sixty (60) equal installments of principal and interest, with interest accruing at a floating per annum rate equal to the Bank’s prime rate plus 3.75%, unless the Borrower achieves certain performance criteria, in which case the interest rate shall be equal to the Bank’s prime rate plus 2.75%.

The Line of Credit will continue to mature on September 29, 2012 and the principal amount outstanding under the Line of Credit shall continue to accrue interest at a floating per annum rate equal to the Bank’s prime rate plus 2%, unless the Borrower achieves certain performance criteria, in which case the interest rate shall be equal to the Bank’s prime rate plus 1.0%.

The obligations of the Borrower under the Loan Agreement will continue to be guaranteed by TEK Channel Consulting, LLC, a Colorado limited liability company (“TEK”), and GTT Global Telecom Government Services, LLC, a Virginia limited liability company (“GTGS”, together with TEK, the “Guarantors”), each a wholly-owned subsidiary of GTTA, pursuant to unconditional guaranties executed by each Guarantor in favor of the Bank (each a “Guaranty”). Each Guaranty is secured by each Guarantor’s tangible and intangible assets pursuant to a security agreement containing representations, warranties and covenants substantially similar to those made under the Loan Agreement with respect to the Borrower.

The Debenture executed by EMEA, PEIRL and PELTD in favor of the Bank (the “SVB Debentures”) provide certain additional terms and conditions related to EMEA, PEIRL and PELTD and a charge of the assets of EMEA, PEIRL and PELTD to the Bank to secure such obligations. The SVB Debentures are governed by English or Irish law, as the case may be, and contain representations and warranties, pre-closing covenants, post-closing covenants, limitations on liability and indemnification, in each case which are customary for transactions of this nature under English or Irish law.

The foregoing description of the Modification Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Modification Agreement, the SVB Debentures and such related documents. The Modification Agreement and the SVB Debentures are filed as Exhibits 10.1, 10.2 and 10.3 respectively, to this Form 8-K and are incorporated herein by reference.

Note Purchase Agreement for Second Lien Credit Facility

Concurrent with entering in to the Modification Agreement, on June 6, 2011, the Company and its subsidiaries GTTA, WBS, PEUSA and PEINC (collectively, the “Note Borrower”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with the Purchaser. The Purchase Agreement provides for a total commitment of $12,500,000, of which $7,500,000 was immediately funded.  The remaining $5.0 million of the committed financing may be called by the Note Borrower on or before August 11, 2011, subject to extension to December 31, 2011 at the sole option of the Purchaser.  The Purchase Agreement contains customary representations, warranties and covenants of the Note Borrower and customary events of default. The obligations of the Note Borrower under the Purchase Agreement are secured by substantially all of Borrower’s tangible and intangible assets pursuant to the Purchase Agreement.

The Notes mature on June 6, 2016. The obligations evidenced by the Notes shall bear interest at a rate of 13.5% per annum, of which (i) at least 11.5% per annum shall be payable, in cash, monthly in arrears on the last calendar day of each month (“Interest Payment Date”) in each year (“Cash Interest Portion”) and (ii) 2.0% per annum shall be, at the Note Borrower’s option, paid in cash (upon not less than three business days notice prior to such Interest Payment Date) or paid-in-kind. If the Note Borrower achieves certain performance criteria, the obligations evidenced by the Notes shall bear interest at a rate of 12.0% per annum, with a Cash Interest Portion of at least 11.0% per annum payable in arrears on each Interest Payment Date of each year.

The obligations of the Note Borrower under the Note Purchase Agreement are guaranteed by TEK and GTGS (GTGS and TEK, together, the “Note Guarantors”) pursuant to unconditional guaranties executed by each Guarantor in favor of the Purchaser (each a “Note Guaranty”). Each Guaranty is secured by a second lien on each Guarantor’s tangible and intangible assets pursuant to a security agreement containing representations, warranties and covenants substantially similar to those made under the Note Purchase Agreement with respect to the Note Borrower. Pursuant to a pledge agreement (the “Pledge Agreement”), dated June 6, 2011, by and between the Purchaser and the Company and GTTA, the obligations of the Note Borrower under the Note Purchase Agreement are also secured by a pledge in all of the equity interests of the Company and GTTA in their respective United States subsidiaries and a pledge of 65% of the voting equity interests and all of the non-voting equity interests of the Company and GTTA in their respective non-United States subsidiaries.

The foregoing description of the Purchase Agreement and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and such related documents. The Purchase Agreement, the Note, each Note Guaranty, the Security Agreement and the Pledge Agreement are filed as Exhibits 10.4, 10.5, 10.6, 10,7, 10.8 and 10.9, respectively, to this Form 8-K and are incorporated herein by reference.

Concurrent with entering into the Note Purchase Agreement, the Bank and the Purchaser entered into an Intercreditor and Subordination Agreement which governs, among other things, ranking and collateral access for the respective lenders.

Warrant

On June 6, 2011, pursuant to the Purchase Agreement, the Company issued to the Purchaser a Warrant (the “Warrant”) to purchase from the Company 634,648 shares of the Company’s common stock, $0.001 par value per share, at an exercise price equal to $1.144 per share (as adjusted from time to time as provided in the Warrant). Upon a change of control (as defined in the Purchase Agreement) or the repayment of the Notes prior to the maturity date of the Notes, the holder of the Warrant shall have the option to require the Company to repurchase the Warrant from the holder at a price equal to the value of the Warrant on the date of such change of control or repayment.  The Warrant contains customary representations and warranties of the Purchaser. The Warrant was issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant. The Warrant is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

We previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2011, that on May 23, 2011, EMEA, a wholly-owned subsidiary of the Company, entered into an agreement to acquire PEIRL, and thereby also acquire PIERL’s subsidiaries PELTD and PEUSA, through an acquisition of all of the equity interests in PEIRL from Esprit Capital I Fund No. 1 LP, Esprit Capital I Fund No. 2 LP and the other sellers named in the agreement (the “Purchase Agreement”).

On June 6, 2011, the transactions contemplated by the Purchase Agreement were consummated.

Item 2.03     Creation of a Direct Financial Obligation.

The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02    Unregistered Sale of Equity Securities.

The information disclosed under Item 1.01 of this Form 8-K related to the issuance of the Warrant is incorporated herein by reference. The Warrant was issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

Item 9.01    Financial Statements and Exhibits.

(a)           Financial Statements

The financial statements required by this Item 9.01(a) with respect to the Registrant’s acquisition described in this Current Report on Form 8-K will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(b)           Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) with respect to the Registrant’s acquisition described in this Current Report on Form 8-K will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(d)           Exhibits

4.1	Warrant, dated June 6, 2011, Global Telecom & Technology, Inc. and BIA Digital Partners SBIC II LP.
10.1	Joinder and First Loan Modification Agreement, dated June 6, 2011, by and between (i) Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc. GTT-EMEA, Ltd., WBS Connect LLC,

PacketExchange (Ireland) Limited, PacketExchange (Europe) Limited, PacketExchange (USA), Inc., PacketExchange, Inc., and (ii) Silicon Valley Bank.
10.2	Debenture executed by PacketExchange (Europe) Ltd. in favor of Silicon Valley Bank dated June 6, 2011.
10.3	Debenture executed by PacketExchange (Ireland) Ltd. in favor of Silicon Valley Bank dated June 6, 2011.
10.4
Note Purchase Agreement, dated June 6, 2011, by and between (i) Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., WBS Connect, LLC, PacketExchange, Inc., PacketExchange (USA), Inc. and (ii) BIA Digital Partners SBIC II LP.

10.5
Note, dated June 6, 2011, by and between (i) Global Telecom & Technology, Inc., Global Telecom & Technology (Americas), Inc., WBS Connect, LLC, PacketExchange, Inc., PacketExchange (USA), Inc. and (ii) BIA Digital Partners SBIC II LP.

10.6	Unconditional Guaranty, dated June 6, 2011, by and between TEK Channel Consulting, LLC and BIA Digital Partners SBIC II LP.
10.7	Unconditional Guaranty, dated June 6, 2011, by and between GTT Global Telecom Government Services, LLC and BIA Digital Partners SBIC II LP.
10.8	Security Agreement, dated June 6, 2011, by and between BIA Digital Partners SBIC II LP and TEK Channel Consulting, LLC and GTT Global Telecom Government Services, LLC.
10.9	Pledge Agreement, dated June 6, 2011, by and between BIA Digital Partners SBIC II LP and Global Telecom & Technology, Inc. and Global Telecom & Technology Americas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee

Secretary and General Counsel